EXHIBIT 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is dated as of June 3, 2016, by and among NEPHROS, INC., a Delaware corporation (the “Company”), and each purchaser identified on Schedule I attached hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

B. The Company desires to raise gross proceeds of not less than $500,000 (the “Minimum Amount”) and up to $1,500,000 (the “Maximum Amount”) pursuant to the issuance and sale of (i) 11% Unsecured Promissory Notes in substantially the form attached hereto as Exhibit A (the “Notes”), and (ii) and five-year warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in substantially the form attached hereto as Exhibit B (the “Warrants” and together with the Notes, the “Securities”).

C. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth below such Purchaser’s name on the signature page of this Agreement, and (ii) Warrants to acquire up to two (2) shares of Common Stock for each dollar of principal amount of Notes purchased by such Purchaser (rounded down to the nearest whole share) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively, the “Warrant Shares”).

D. The Company is offering the Securities on a “best efforts” basis.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this ARTICLE I:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” means the Initial Closing and any Subsequent Closing(s), as applicable.

“Closing Date” means the Initial Closing Date and any Subsequent Closing Date, as applicable.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Deliverables” has the meaning set forth in Section 2.3(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge of the executive officers of such party having responsibility for the matter or matters that are the subject of the statement.

“Disclosure Materials” means the SEC Reports together with this Agreement and the Schedules to this Agreement (if any).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company on a consistent basis during the financial periods involved.

“Holder” means any person owning or having the right to acquire Registrable Securities or any permitted transferee thereof.

“Initial Closing” means the first closing of the purchase and sale of the Notes and the Warrants and in accordance with Section 2.2(a) hereof.

“Initial Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.3, 2.3, 6.1 and 6.2 hereof are satisfied, or such other date as the parties may agree.

“Intellectual Property” has the meaning set forth in Section 3.1(o).

2

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company or any of its subsidiaries, taken as a whole, or (iii) any material adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits” has the meaning set forth in Section 3.1(m).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Note(s)” has the meaning set forth in the Preamble to this Agreement.

“Outside Date” means five Business Days following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchaser Deliverables” has the meaning set forth in Section 2.3(b).

“Registrable Securities” means the Warrant Shares and any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(a)(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are held by a Holder (as defined below) or a permitted transferee; and (iii) are not eligible for sale without volume limitations pursuant to Rule 144 (or any successor thereto) under the Securities Act.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” mean the Notes, the Warrants and the Warrant Shares issued pursuant to this Agreement.

3

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Subscription Amount” means with respect to each Purchaser, the aggregate amount of principal of Notes purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Purchase Price (Subscription Amount)”.

“Subsequent Closing” means the closing (if any) conducted following the Initial Closing and in accordance with Section 2.2(b) hereof.

“Subsequent Closing Date” means the date of any Subsequent Closing, which shall be on the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Subsequent Purchasers’ obligations to pay their Subscription Amount and (ii) the Company’s obligations to deliver the Notes and Warrants, in each case, have been satisfied or waived.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Notes, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” has the meaning set forth in the Preamble to this Agreement.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase and Sale of Notes and Warrants. Subject to the terms and conditions set forth in this Agreement, each Purchaser shall, severally and not jointly, purchase from the Company such principal amount of Notes as indicated below such Purchaser’s name on the signature page of this Agreement in consideration of such Purchaser’s Subscription Amount. In addition, each Purchase shall receive a Warrant to purchase two (2) Warrant Shares for each dollar of principal amount of Notes purchased by such Purchaser, rounded down to the nearest whole Warrant Share. The Warrants shall have an initial exercise price equal to $0.30 per share (subject to adjustment as provided therein) and shall be exercisable at any time on or prior to the fifth anniversary of the date of issuance.

4

2.2 Closings.

(a) On the Initial Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase Notes and Warrants resulting in at least the Minimum Amount, but not exceeding the Maximum Amount. The Initial Closing shall occur remotely by facsimile transmission or other electronic means as the parties may mutually agree. Upon satisfaction or waiver of all conditions to the Closing, each Purchaser’s funds shall be deemed released to the Company. Interest, if any, that has accrued with respect to the Subscription Amount while in escrow shall also be distributed to the Company at the Closing and the Purchaser will have no right to such interest, even if there is no Closing. If the Closing does not occur prior to 11:59 p.m. EDT on the Outside Date, the Company shall, on the Business Day immediately following the Outside Date, return to each Purchaser its Subscription Amount pursuant to the wire instructions provided by each Purchaser from which such funds were received, without any deduction therefrom.

(b) Following the Initial Closing Date and for a period of fifteen (15) days thereafter, the Company may sell, on the same terms and conditions as those contained in this Agreement, additional Notes and Warrants to one or more Purchasers (each such additional Purchaser, and “Additional Purchaser”), provided, that, the aggregate amount of Notes and Warrants sold at all Closings shall not exceed the Maximum Amount. Each Additional purchaser that subscribes to the Subsequent Closing shall be required to become a party to this Agreement by executing and delivering a counterpart signature page hereto, and shall otherwise be deemed a ‘Purchaser” for purposes of this Agreement.

(c) At or prior to each Closing, each Purchaser must complete and return a duly executed, unaltered copy of this Agreement (including without limitation the completed Accredited Investor Questionnaire, included as Exhibit C hereto) to the Company. The Company retains complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Purchaser’s signature. On or prior to the applicable Closing Date, each Purchaser shall deposit the amount of readily available funds equal to such Purchaser’s Subscription Amount into the Company’s account described on Exhibit D attached hereto by wire transfer of immediately available funds. The Company shall hold such funds pending the Closing.

(d) The Company shall deliver, or cause to be delivered, a certificate or certificates, registered in such name or names as each Purchaser may designate, representing the Notes and Warrants purchased by such Purchaser hereunder as soon as practical after the applicable Closing, and in any event within five Business Days, to the Purchaser’s mailing address indicated on the signature page hereto.

2.3 Closing Deliveries.

(a) On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each applicable Purchaser the following (collectively, the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) a Note, executed by the Company and registered in the name of the Purchaser; and

(iii) a Warrant, executed by the Company and registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire two (2) shares of Common Stock for each dollar principal amount of Notes purchased by such Purchaser, rounded down to the nearest whole share, on the terms set forth therein.

5

(b) On or prior to each Closing, each applicable Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Exhibit D attached hereto; and

(iii) a fully completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibits C.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as set forth in the Schedules delivered herewith:

(a) Subsidiaries. Except as described in the SEC Reports, the Company has no direct or indirect subsidiaries.

(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to have, individually or in the aggregate, resulted in a Material Adverse Effect, and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Securities and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

6

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities and the reservation for issuance and issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more registration statements in accordance with the requirements of ARTICLE IV hereof, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 5.2 of this Agreement and (v) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Company shall, so long as any of the Warrants are outstanding, take all action reasonably necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the Warrant Shares issuable upon exercise of the Warrants.

7

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities. Except as specified in the SEC Reports or as contemplated by the Transaction Documents: (i) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (ii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (iii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (iv) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (as defined herein) but not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

(h) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, or to the extent corrected by a subsequent restatement or other amendment, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and all other reports of the Company filed with the Commission pursuant to the Exchange Act from January 1, 2016 through the date of this Agreement (including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

8

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports and except as disclosed in a subsequent SEC Report filed prior to the date of this Agreement, (i) there have been no events, occurrences or developments that have had or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (iv) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company or any of their assets is bound or subject.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(l) Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permits.

(n) Title to Assets. Except for property that is specifically the subject of, and covered by, other representations and warranties as to ownership or title contained herein, the Company has good and marketable title in all personal property owned by it that is material to its business, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

9

(o) Intellectual Property. The Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of its business as now conducted or as proposed to be conducted. Except as set forth in the SEC Reports and except where such violations or infringements would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (i) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property; (ii) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s Knowledge, threatened Action challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such Action; (iv) there is no pending or, to the Company’s Knowledge, threatened Action challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or, to the Company’s Knowledge, threatened Action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such Action.

(p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company is engaged. The Company does not have any knowledge that it will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or reported on a Form 3, 4 or 5 filed with the Commission, in either case at least ten days prior to the date hereof, and except as disclosed on Schedule 3.1(q), none of the executive officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such executive officer, director or employee or, to the Company’s Knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r) Internal Controls; Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

10

(s) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. Other than each of the Purchasers (with respect to the Warrant Shares), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. If such Purchaser is not a natural person, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and (ii) the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

11

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. Such Purchaser represents that it has a pre-existing relationship with the Company.

(e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in the Transaction Documents.

(g) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(h) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

12

(i) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

ARTICLE IV.
REGISTRATION RIGHTS

4.1 Piggy-Back Registration. If at any time during the term of the Warrants there is not an effective registration statement under the Securities Act covering the resale of all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights and any limitations imposed by applicable law.

4.2 Registration Procedures. In connection with the Company’s registration obligations set forth in Section 4.1 above, the Purchaser shall cooperate with the Company, as requested by the Company, in connection with the preparation and filing of any registration statement hereunder. The Purchaser shall provide the Company with such other information that the Company may reasonably require the Purchaser to promptly furnish in writing to the Company as may be required in connection with such registration including, without limitation, all such information as may be requested by the Commission or FINRA or any state securities commission and all such information regarding the Purchaser, the Registrable Securities held by the Purchaser and the intended method of disposition of the Registrable Securities. The Purchaser agrees to provide such information requested in connection with such registration within five (5) Business Days after receiving such written request. The Company shall not be responsible for any delays in filing or obtaining or maintaining the effectiveness of the registration statement caused by any Purchaser’s failure to timely provide such information requested by the Company.

4.3 Registration Expenses. All fees and expenses of the Company incident to the performance of or compliance with Section 4.1 hereof by the Company shall be borne by the Company.

4.4 Cutback. In connection with filing the registration statement pursuant to Section 4.1 hereof, the obligations of the Company set forth in this ARTICLE IV are subject to any limitations on the Company’s ability to register the full complement of such shares in accordance with Rule 415 under the Securities Act or other regulatory limitations. To the extent the number of such shares that can be registered is limited, the Company shall file a subsequent registration agreement that will provide, among other things, that the Company will use its commercially reasonable efforts to register additional tranches of Registrable Securities as soon as permissible thereafter under applicable laws, rules and regulations so that all of such Registrable Securities are registered as soon as reasonably practicable.

13

4.5 Sales by Purchasers. The Purchaser shall sell any and all Registrable Securities (as defined below) in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Purchaser shall not take any action with respect to any distribution deemed to be made pursuant to the registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law. The Purchaser will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities or “blue sky” laws and regulations.

4.6 Waivers. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this ARTICLE IV may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended, which waiver shall be applicable to all Holders, and shall be deemed to have been consented to by all Holders. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1 Transfers; Certificates.

(a) Compliance with Laws. Notwithstanding any other provision of this Agreement, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, or (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters or an opinion of counsel, as appropriate) that the securities may be sold pursuant to such rule) or Rule 144A, except as otherwise provided herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement, including ARTICLE IV hereof.

14

(b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any applicable state and a restrictive legend in substantially the following form:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

(c) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell any of the Securities or any interest therein without complying with the requirements of the Securities Act. While a registration statement under the Securities Act remains effective, each Purchaser hereunder may sell the Warrant Shares in accordance with the plan of distribution contained in such registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.

5.2 Form D and Blue Sky. The Company agrees to file a Form D with respect to the sale of the Securities as required under Regulation D and, upon request from any Purchaser, to provide a copy thereof to such Purchaser promptly after such filing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

5.3 Use of Proceeds. The Company intends to use the net proceeds resulting from the sale of the Securities for general corporate purposes, which may include working capital, sales and marketing expenditures, capital expenditures, research and development expenditures, acquisitions of new technologies or businesses that are complementary to our current technologies or business focus, and investments. As of the date of this Agreement, the Company cannot specify with certainty all of the particular uses of the net proceeds from the sale of the Securities. As a result, Purchasers acknowledge that the Company’s management will retain broad discretion in the allocation and use of such proceeds.

5.4 Sales and Confidentiality After the Date Hereof. Such Purchaser shall not, and shall cause its Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full pursuant to Section 7.13.

15

5.5 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Securities or otherwise.

ARTICLE VI.

CONDITIONS PRECEDENT TO CLOSING

6.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Notes and Warrants at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the applicable Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted or reasonably could result in a Material Adverse Effect, nor shall a banking moratorium been declared by either the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impractical or inadvisable to purchase the Notes and Warrants at the Closing;

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a); and

16

(g) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 7.13 herein.

6.2 Conditions Precedent to the Obligations of the Company to Sell Securities. The Company’s obligation to sell and issue the Notes and Warrants at each Closing is subject to the fulfillment to the satisfaction of the Company on or prior to applicable Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except that representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date;

(b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect;

(e) Purchasers Deliverables. Each Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.3(b); and

(f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 7.13 herein.

ARTICLE VII.
MISCELLANEOUS

7.1 Fees and Expenses. The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

7.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

17

7.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Nephros, Inc.
41 Grand Avenue
River Edge, NJ 07661
Telephone No.: (201) 343-5202
Facsimile No.: (201) 343-5207
Attention: President

With a copy to:	Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402
Telephone No.: (612) 492-7000
Facsimile No.: (612) 492-7077
Attention: Christopher J. Melsha, Esq.

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No such amendment, modification or waiver shall be valid or binding unless it expressly states that it intends to amend or modify, or waive a right under, this Agreement and specifies the provisions intended to be amended, modified or waived. Any such amendment, modification or waiver shall be effective only in the specific instance and for the purpose for which it was given. Without limiting the foregoing, no waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

18

7.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

7.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with this Agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”

7.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence a Action to endorse any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation preparation and prosecution of such Action.

19

7.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.11 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the transfer agent for such Securities of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and any such transfer agent for any losses in connection therewith or, if required by any transfer agent, a bond in such form and amount as is reasonably required by such transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

20

7.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

7.13 Termination. This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m. (New York City time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 7.13 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 7.13 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

21

IN WITNESS WHEREOF, the parties hereto have caused this Note and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEPHROS, INC.

By:	/s/ Daron Evans
Daron Evans
President & Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES for purchasers FOLLOW]

NAME OF PURCHASER:

By:
Name:
Title:

Purchase Price (Subscription Amount): $

Underlying Shares subject to Warrant:
([200]% of the amount of Purchase Price, rounded down to the nearest whole share)

Tax ID No.(or Social Security No., if a natural person):

Address for Notice:

Telephone No.:

Facsimile No.:

Attention:

[Purchaser signature page to Note and Warrant Purchase Agreement]

EXHIBITS:

A:	Form of Note [filed separately as Exhibit 4.1 to Current Report on Form 8-K filed on June 14, 2016]

B:	Form of Warrant [filed separately as Exhibit 4.2 to Current Report on Form 8-K filed on June 14, 2016]

SCHEDULES:

Schedule 3.1(t) – Transactions with Affiliates and Employees

Schedule 3.1(q)

Transactions with Affiliates and Employees

Daron Evans, the President & CEO and a director of the Company, including trusts for the benefit of his minor children, is purchasing Securities pursuant to this Agreement having a total Subscription Amount of approximately $30,000.

In addition, Lambda Investors LLC, which holds in excess of 50% of the outstanding Common Stock, is purchasing Notes and Warrants pursuant to this Agreement having a total Subscription Amount equal to $300,000. Arthur Amron and Paul Mieyal, each directors of the Company, are employed by Wexford Capital, an affiliate of Lambda Investors LLC.